                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                 PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                 PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on August 27, 1999

To the Shareholders:

         Notice is hereby given that a Special Meeting of Shareholders of Preferred Income Management Fund Incorporated (the "Fund"), a Maryland corporation, will be held at The Radisson Hotel, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 at 9:00 a.m. M.D.T. (the "Special Meeting"), on August 27, 1999, for the following purposes:

         1. To approve or disapprove a proposed investment advisory agreement between the Fund and Boulder Investment Advisers, L.L.C. ("BIA") (PROPOSAL 1).

         2. To approve or disapprove a proposed sub-investment advisory agreement among BIA, the Fund and Stewart Investment Advisers, Ltd. (PROPOSAL 2).

         3. To approve or disapprove a proposed sub-investment advisory agreement among BIA, the Fund and Spectrum Asset Management, Inc. (PROPOSAL 3).

         4. To approve or disapprove a change of the Fund's investment objective to total return, including a related amendment to the Articles of Incorporation of the Fund to change its name to Boulder Total Return Fund, Inc. (PROPOSAL 4).

         5. To approve or disapprove an amendment to the Fund's fundamental investment restriction regarding borrowing (PROPOSAL 5).

         6. To approve or disapprove an amendment to the Fund's fundamental investment restriction regarding the issuance of senior securities (PROPOSAL 6).

         7. To approve or disapprove an amendment to the Fund's fundamental investment restriction regarding industry concentration (PROPOSAL
             7).

         8. To approve or disapprove the deletion of the Fund's fundamental investment restriction prohibiting investing for the purpose of control or management of any company (PROPOSAL 8).

         9. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on July 22, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting.

                                            By Order of the Board of Directors,



                                            LAURA RHODENBAUGH

                                            Secretary

July 23, 1999


--------------------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
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



                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED


                              QUESTIONS AND ANSWERS
                              ---------------------

WHAT IS CHANGING IN THE FUND?

         The Fund is proposing to move in a new direction--changing its investment advisers, its investment objective and certain investment policies.

HOW DOES THE BOARD RECOMMEND I VOTE?

         Your Board of Directors unanimously recommends that you vote in favor of each proposal.

WHAT IS THE FUND'S PROPOSED NEW OBJECTIVE?

         Total return.

WHAT DOES THE PROPOSED CHANGE IN OBJECTIVE MEAN FOR THE FUND?

         By changing the objective to total return, the Fund will be able to broaden its range of investments, having the ability to invest more of its assets in common stocks. The Board believes that increasing the portion of the Fund's assets invested in common stocks could result in higher after tax returns to shareholders over the long term than continuing to focus exclusively on income derived from preferred stocks. Historically, common stocks have outperformed fixed income investments in all but a few years. By owning common stocks of quality companies, holders have the potential to participate in the profits of the companies, while owners of preferred stocks are limited to the dividend payments the companies have indicated; thus, their upside potential is limited. Preferred stocks provide a good source of steady income, however, and the Fund will continue to invest in preferred stocks. The allocation of the Fund's investments between common stocks and fixed income securities, including preferred stocks, will vary over time, and there is no minimum or maximum percentage of assets that will be committed to either type of investment.

         The Fund's name will also be changed to Boulder Total Return Fund to reflect the change in objective and policies. Its NYSE ticker symbol will change to "BTF".

WHO ARE THE FUND'S PROPOSED NEW INVESTMENT ADVISERS?

         Boulder Investment Advisers, L.L.C. will be the Fund's primary investment adviser; Spectrum Asset Management, Inc. ("Spectrum") will be the Fund's sub-adviser for the portion of the Fund invested in preferred stocks and Stewart Investment Advisers, Ltd. ("SIA") will be the Fund's sub-adviser for the portion of the Fund invested in common stocks and cash equivalents. Both Boulder Investment Advisers, L.L.C. and Stewart Investment Advisers, Ltd. are controlled by Stewart R. Horejsi or his family interests (the "Horejsi Group"). The Horejsi Group owns 41.89% of the Fund's outstanding common stock.

         Spectrum began providing advisory services to the Fund on an interim basis beginning on July 1, 1999 following the resignation of the Fund's then-investment adviser.

WHAT INVESTMENT EXPERIENCE DOES MR. HOREJSI HAVE?

         Mr. Horejsi has managed his family's trusts for over 20 years. He is a long-term investor in Berkshire Hathaway and he agrees with Warren Buffet's methodology of value investing for the long term. For example, the investment criteria he plans to follow in selecting common stocks includes targeting companies that have consistently returned more than 13% per year, that primarily use their retained earnings to support the growth of their core business, businesses that are understandable and that have predictable and improving earnings, businesses that have exceptional management teams and have a limited and wise use of debt, and that the stocks of these businesses are priced reasonably relative to anticipated earnings and growth.

WILL THE FUND'S EXPENSES BE AFFECTED?

         Yes. The Fund's expenses will gradually increase over time as the Fund becomes more invested in common stocks. In the proposal, BIA would be paid an investment advisory fee of 1.0%, or 100 basis points, on the Fund's total average net assets. However, until the Fund has invested 50% or more of its assets in common stocks and cash held for investment in common stocks, BIA will waive 0.40 of 1.0%, or 40 basis points, on the portion of the Fund's assets invested in preferred stocks, with Spectrum's fee coming out of the remaining 60 basis points and the full 1.0% fee being applied to the portion of the Fund's assets invested in common stocks and cash held for investment in common stocks. Once the Fund is 50% or more invested in common stocks and related cash, the total advisory fee will be 1.0% of the Fund's total average net assets, from which all advisory fees will be paid, i.e., BIA, SIA and Spectrum. To give you an example, under the proposal, if the Fund were invested 25% in common stocks, and 75% in preferreds, the total advisory fee paid by the Fund would be 70 basis points on an annualized basis. This is about 9 basis points higher than what the ongoing advisory fee was in 1998. If the allocation went to 35% in common stocks and 65% in preferreds, the annualized advisory fee would be 74 basis points. When the Fund is 50% or more invested in common stocks the total advisory fees paid will be 100 basis points, which is about 39 basis points higher than the ongoing advisory fees paid in 1998.

WILL MY DIVIDEND BE AFFECTED?

         Yes, but gradually over time. At some point as the Fund invests a greater proportion of assets in common stocks that either pay a lower dividend than preferred stocks or don't pay any dividend at all, the Fund will reduce the dividend paid to common stockholders to reflect the actual amount of income being received. However, even though a common stockholder may receive less dividend income, investments in common stocks will be made only when the expectation is that the value of the stock will ultimately appreciate at a higher rate than the dividends rate then being paid by preferred stocks.

WILL THE FUND REMAIN LEVERAGED?

         Yes. The Fund currently has $77.5 million of Money Market Cumulative Preferred Stock ("MMP(R)") outstanding, and intends to continue to use this as leverage as long as it provides an advantage to the Fund's common shareholders.

IN WHAT TYPES OF COMMON STOCKS WILL THE FUND INVEST?

         The Fund will focus its common stock investments primarily on U.S. companies, although the adviser won't shut the door on possible investment opportunities outside the United States. Generally, target companies should have consistently returned more than 13% on equity, while using modest amounts of debt relative to their industry. In addition, the companies should be in businesses SIA understands and have fairly predictable and improving future earnings, and most importantly, they should be priced reasonably relative to the company's earnings and anticipated growth in earnings. The Fund won't necessarily be a "large-cap" or "mid-cap" or "anything-cap" fund since SIA believes it would be unwise to restrict investments in any particular size company--small companies have the same opportunity to make profits as big ones. When the Fund makes an investment in a common stock, the Fund will likely hold onto it for a long time. There are two reasons for this. When investing for value, a good investor will patiently hold a company to allow it to do what it's supposed to do -- earn money and grow. And the longer a shareholder holds an investment without selling, the longer the shareholder defers paying taxes on any gains. The Fund literally won't invest in anything SIA wouldn't buy for itself, since the Horejsi Group owns 41.89% of the Fund's common shares. These investment criteria will preclude the Fund from investing in some of the market's latest high flyers. But in the long run, SIA thinks that value-type investing will produce the best overall total return.

WHEN WILL THESE CHANGES TAKE PLACE?

         If shareholders approve the proposed changes in investment objective and investment advisers, these changes would become effective immediately after the special shareholders meeting. At that time, SIA would have the authority to invest in common stocks. However, with the stock market at all time highs, it is unlikely the Fund will be more than 40% invested in common stocks by year-end. That's not to say it won't be. It may. It really depends on the market and what opportunities are found. In other words, with regards to asset allocation between common stocks and preferred stocks and bonds, the Fund cannot predict what the weightings of common stocks and fixed income investments will be by year-end, or at any other point in time. The Board believes that going slowly will be in the shareholders' long-term best interests.

WHAT OTHER MATTERS ARE BEING VOTED ON?

         The Board is recommending that three investment policies be changed and one eliminated, which are expected to give the Fund greater investment flexibility.

ARE ANY ASPECTS OF THE FUND'S MMP(R) BEING CHANGED?

         No. On some matters being voted on, the MMP(R) will vote as a separate class.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

         You should direct your questions to Shareholder Communications Corporation, who has been retained to assist with the proxy solicitation. They can be contacted at 1-800-732-6518.

                         LETTER FROM THE FUNDS PRESIDENT

Dear Shareholder,

         We are asking you to approve several significant, and we believe, positive changes to the Preferred Income Management Fund. The enclosed Notice of Special Meeting of Shareholders of the Preferred Income Management Fund outlines all of the items to be voted upon. The proxy statement gives details about each proposal and should be carefully read and considered before voting.

         First, and most important, is changing the objective of the Fund from income to total return. By making this change, the Fund will be able to make significant investments in common stocks, which we believe will result in better overall returns over the years than fixed income securities alone. We will continue to have investments in preferred stocks, but they will no longer be the primary focus of the Fund.

         Second, the Fund will have new advisers. Boulder Investment Advisers, L.L.C. ("BIA") will be the Fund's investment adviser. Stewart Investment Advisers, Ltd. will be the Fund's sub-adviser concentrating primarily on asset allocation and common stock investments, and Spectrum Asset Management, Inc. will be the Fund's sub-adviser concentrating primarily on the hedged preferred stock portion of the Fund.

         Finally, there are several fundamental investment policies which we are asking to be amended in order to better align the Fund's investing policies with its new objective. In addition, with the change in objective, we will be changing the name of the Fund to Boulder Total Return Fund, Inc.

         Following this letter is a letter from Stewart R. Horejsi setting forth an overview of where the Fund is headed. Mr. Horejsi's family interests control 42% of the Fund's common stock.

         Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                                            Sincerely,

                                            /s/ Stephen Miller, President

                                            Stephen Miller, President

                         LETTER FROM STEWART R. HOREJSI

                                                                July 15, 1999

Dear Shareholder:

         As a fellow shareholder, a Director of the Fund, and principal of one of the Fund's proposed sub-advisers, I would like to provide shareholders with an overview of what they should expect with respect to the Fund and the changes contemplated in the accompanying special proxy.

         First, we caution shareholders not to expect too much too soon. We intend to be patient investors. We want the Fund to own companies with long track records of proven success. Because such companies are usually well known and are currently priced at historically high levels relative to their intrinsic value, we may not find many prospects at attractive prices in the near-term. Thus, most of the Fund's assets will remain in fixed income until we identify attractive 'price to value' ratios in companies we understand and feel sure about. When price to value ratios fluctuate, it is often the result of a temporary change in how the public and general market perceive the company, and not necessarily a function of the company's long-term economic fundamentals. Sometimes the market acts silly. And when it does, you can take advantage of it, as long as you don't act silly as well. When the Fund buys at lower ratios, it may take years before the market recognizes value in a particular security. But remember, we're patient investors. It could take 3 to 4 years, or sometimes longer, before true value will be reflected in the price of the stock, but we will continue to hold securities as long as we continue to see value. Consequently, we discourage anyone from buying the Fund if they expect big returns in less than 5 years. We need time to find good values at reasonable prices, and for the market to recognize these values again after the cause for the unfavorable perception has passed. Of course, the key here is to recognize true value and identify correctly whether the reason for the unfavorable perception is temporary rather than permanent. There is no assurance we will be successful at that in the future, but it is nevertheless what we will be attempting to do.

         Second, while the Fund will remain a "diversified fund" as defined by the Investment Company Act of 1940, we will generally buy fairly significant positions in stocks of companies that we find attractive. And given that we will only buy companies that we find attractive, we will end up with larger positions in fewer names. A more concentrated portfolio will cause the Fund's net asset value to be more volatile than it is now. This idea of concentrating equity investments in fewer names goes against the conventional mutual fund wisdom of diversifying across 100 or more different stocks. However, diversifying to that extent doesn't make sense to us. Why would you invest the same amount of money in your top 5 or 10 stock prospects as you do in your bottom 5 or 10 stock prospects?

         In the meantime, we will keep the money invested in fixed income assets and paying corresponding dividends until an opportunity comes along. We are in no hurry and will not attempt to rush this process. So shareholders interested in quick gains should probably look elsewhere to invest.

         I would like to welcome aboard Spectrum Asset Management, Inc. as the Fund's new preferred stock adviser. The Fund's Board of Directors and Management are extremely pleased to have this highly qualified and experienced investment management firm associated with the Fund.

         Now with regard to the adviser fees, since the Fund's inception, the adviser fee has been about 0.61%. Until such a time as the Fund is invested 50% or more in common stocks, it is proposed the Fund pay a split fee on the two different classes of securities. The Fund will pay adviser fees to Boulder Investment Advisers, L.L.C. ("BIA") of 1.00%, although BIA will waive 0.40% of the fee as applied to the portion of the Fund's assets invested in preferred stocks and cash held for investment in preferred stocks until 50% of the Fund's assets are invested in common stocks and cash held for investment in common stocks. Therefore, if the proposed advisory fee were instituted today, it would be about 0.60% on total net assets. Spectrum's fee will be paid from this 0.60% fee. Its fee is proposed to be 0.45% on the first $50 million under management, and 0.40% on all assets in excess of $50 million under management. When the Fund's investments in common stocks reach 50%, the advisory fee will be a flat 1.00% on total net assets, out of which all sub-advisers' fees would be paid, including Stewart Investment Advisers, Ltd. ("SIA"), the proposed sub-adviser for the Fund's common stock investments. We will only make investments in common stocks when we believe the return is expected to be high enough to compensate for the reduction in income and the higher fees paid for managing common stocks.

         The Horejsi family owns 42% of the Fund's common stock and hopes the Fund will outperform fixed income investments over the next 30 years. We expect to hold our stock at least that long. We are proposing to change the name of the Fund to "Boulder Total Return Fund, Inc." Consequently we want the Fund built on core investments, which we expect to be capable of enduring turbulent economic conditions.

         Our first objective is not to lose what we have. This mandates conservative investing in companies with a high probability of future success. We also want to keep taxes at a minimum so we want the Fund to buy companies we can own for a very long time, producing capital gains taxes when realized, but postponed as long as possible.

         We want to attract investors into the Fund with objectives similar to ours:

         A. Those who want an investment portfolio built on safety of principal.

         B. Patient shareholders who are comfortable holding good companies for the long-term, with the understanding that it may take a number of years to see appreciable results. After 5 years, we believe these shareholders will be glad they own the Fund.

         C. Shareholders who want their profits taxed mostly as capital gains and want that tax deferred as long as practical. While we intend to continue to pay periodic dividends, our emphasis will be on total return, not dividend income. Dividends are a very tax inefficient method of distributing earnings.

         D. Shareholders who expect to own the Fund as part of their portfolio for a long time.

         Regarding the discount of the market price to the NAV, we think price relative to NAV for funds is similar to price relative to earnings or book value in other companies. We believe it is a function of market sentiment and, in fact, many closed end fund investors have trading plans hinged around fluctuations in this sentiment. We intend to focus on NAV and total return. If we do a good job over the long term relative to the NAV, all investors will be well served. If we have poor results relative to NAV and total return, all investors will suffer regardless of whether they bought at NAV or at a discount from NAV.

         Whenever there is a price as far away from value as there currently is in the Fund, there are likely patsies. Warren Buffett says "if you are in a poker game for 5 minutes and you don't know who the patsy is, you're the patsy". So now each of you gets to judge whether the patsy is the buyer or the seller at today's price levels. It all depends on whether you have the same goals the Fund will have going forward, and whether or not we are successful in achieving these goals.

         We welcome those as partners who have similar objectives. We assure you we will be "eating our own cooking". We will continue to own 42% of the Fund for a very long time.

                                            Sincerely,

                                            Stewart Horejsi

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

       REGISTRATION                                 VALID SIGNATURE

       CORPORATE ACCOUNTS
       (1)  ABC Corp.                               ABC Corp.
       (2)  ABC Corp.                               John Doe, Treasurer
       (3)  ABC Corp., c/o John Doe Treasurer       John Doe
       (4)  ABC Corp. Profit Sharing Plan           John Doe, Trustee

       TRUST ACCOUNTS
       (1)  ABC Trust                               Jane B. Doe, Trustee
       (2)  Jane B. Doe, Trustee, u/t/d 12/28/78    Jane B. Doe

       CUSTODIAN OR ESTATE ACCOUNTS
       (1)  John B. Smith, Cust.,                   John B. Smith
            f/b/o John B. Smith, Jr. UGMA
       (2)  John B. Smith, Executor                 John B. Smith, Jr., Executor
            estate of Jane Smith

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 27, 1999

                                 PROXY STATEMENT

         This document is a proxy statement ("Proxy Statement") for Preferred Income Management Fund Incorporated (the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors for use at a Special Meeting of the Shareholders of the Fund to be held on August 27, 1999, at 9:00 a.m. M.D.T., at The Radisson Hotel, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 and at any adjournments thereof (collectively, the "Special Meeting"). A Notice of Special Meeting of Shareholders and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about July 26, 1999, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund and First Data Investor Services Group, Inc. ("Investor Services Group"), the transfer agent and administrator of the Fund and a wholly-owned subsidiary of First Data Corporation. In addition, the Fund has retained Shareholder Communications Corporation to assist in the solicitation of proxies from holders of the Fund's common stock for a fee estimated at $5000 plus reimbursement of expenses. Further, the Fund will pay broker-dealers a fee of $50 for each share of the Fund's money market cumulative preferred stock that is voted in favor of certain proposals by their clients that hold those shares if these proposals are approved by all shareholders. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998, AND THE SEMI-ANNUAL REPORT OF THE FUND, INCLUDING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED MAY 31, 1999, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING FIRST DATA INVESTOR SERVICES GROUP, INC., P.O. BOX 1376, BOSTON, MASSACHUSETTS 02104, OR CALLING 1-800-331-1710.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted to APPROVE the Proposals listed in the accompanying Notice of the Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Special Meeting.

QUORUM REQUIREMENTS AND ADJOURNMENT

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"), and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). The holders of the Common Stock and the MMP(R) are each entitled to one vote per share held, and fractional shares are entitled to proportional shares of one vote. On the record date, July 22, 1999, the following number of Shares of the Fund were issued and outstanding:

              COMMON STOCK                       MMP(R)
              OUTSTANDING                    OUTSTANDING

               9,416,743                         775

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. If a proposal is to be voted upon by the Common Stock and MMP(R) voting together as a single class, a quorum of both classes in the aggregate must be present at the Special Meeting in order for the proposal to be considered. If a proposal is to be voted upon by the MMP(R) shares separately, a quorum of the MMP(R) shares must be present at the Special Meeting in order for the proposal to be considered. In the event that the requisite quorum is not present at the Special Meeting, or in the event that the requisite quorum is present but sufficient votes of one or both classes of the Shares to approve any of the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment where a quorum is not present at the Special Meeting will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy (or a majority of the MMP(R) represented at the Special Meeting in person or by proxy with respect to adjournments where a required separate MMP(R) quorum is not present). If a quorum is present but sufficient votes of one or both classes of the shares to approve a proposal are not received, the persons named as proxies will vote those proxies which they are entitled to vote FOR the relevant proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the relevant proposal against any such adjournment. In determining whether to adjourn the Special Meeting the following factors will be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to reasons for the solicitation. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of July 22, 1999 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of MMP(R).

                             NUMBER OF SHARES
NAME OF OWNER*              BENEFICIALLY OWNED     PERCENTAGE BENEFICIALLY OWNED

Horejsi, Inc. (1)               2,071,430                     22.00%

Lola Brown Trust                3,655,195                     38.82%
No. 1B (1)(2)

Ernest Horejsi Trust            2,349,050                     24.95%
No. 1B (1)(2)

Badlands Trust Company          3,945,550                     41.89%
(1)(3)

Stewart R. Horejsi Trust        3,945,550                     41.89%
No. 2 (1)(4)

Evergreen LLC (2)               2,071,430                     22.00%
AGGREGATE SHARES OWNED**        3,945,550                     41.89%

         ----------------------------------

* The address of each listed owner is 122 South Phillips Avenue, Suite 220, Sioux Falls, South Dakota 57104.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

(1) DIRECT OWNERSHIP. Horejsi, Inc. ("HI"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). HI, the Brown Trust, the EH Trust and Badlands directly own 2,071,430 (22.0%), 1,583,765 (16.8%), 277,620 (2.95%) and 12,735
         (0.14%) of the Common Stock shares, totaling 3,945,550 (41.89%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above (the "Horejsi Affiliates").

(2) INDIRECT OWNERSHIP THROUGH HI. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of HI. The outstanding stock of HI is owned by the Brown Trust, the EH Trust and Evergreen Atlantic LLC ("Evergreen") in the following percentages - 40%, 24% and 36%. The Trustees of the Brown Trust and the EH Trust are Badlands, Larry Dunlap and Susan Ciciora, who is Mr. Horejsi's daughter, and Mr. Horejsi is a beneficiary under each such trust. Any action by those trusts requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by HI. Evergreen is owned by four trusts, three of which have Badlands as the sole trustee and one of which has Badlands as one of three trustees, along with Susan Ciciora and Robert Kastner.

         Mr. Stewart Horejsi is the manager of Evergreen. Both Evergreen and the trusts that own it, as well as the trustees of those trusts, disclaim beneficial ownership of shares owned directly by HI.


(3) OWNERSHIP BY BADLANDS. Number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust and HI. Badlands is the sole trustee of three trusts that control Evergreen (see Footnote No. 2) and, together with Larry Dunlap and Susan Ciciora, one of three trustees of the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Ann M. Hartmann and Carol Jorgensen. Badlands and its directors disclaim beneficial ownership of shares owned directly by the Brown Trust, the EH Trust and HI.


(4) INDIRECT OWNERSHIP BY SRH TRUST. Number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.


         Information as to beneficial ownership in the previous paragraph has been based on a certification obtained from a representative of the Horejsi Affiliates. All other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders.

         As of July 22, 1999, Cede & Co., a nominee partnership of Depository Trust Company, held 9,161,602 shares or 97.29% of Common Stock outstanding and 775 shares or 100% of MMP(R) outstanding of the Fund.

         As of July 22, 1999, the officers and directors of the Fund, as a group, owned 3,947,161 Common Shares (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of MMP(R) of the Fund, representing 41.9% of Common Shares and 0% of MMP(R).

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

         The following table summarizes the voting requirements for each proposal:

---------------------------------------- -------------------------------------- --------------------------------------
                                                     SHAREHOLDERS                           VOTE REQUIRED
               PROPOSAL                            ENTITLED TO VOTE                          FOR APPROVAL
---------------------------------------- -------------------------------------- --------------------------------------
1. Approval of investment                Common Stock and MMP(R) vote           Approved by a "majority of the
advisory agreement between the           together as a single class             outstanding voting securities" of
Fund and Boulder Investment                                                     the Fund
Advisers, LLC. ("BIA")
---------------------------------------- -------------------------------------- --------------------------------------
2. Approval of sub-investment            Common Stock and MMP(R) vote           Approved by a "majority of the
advisory agreement among BIA,            together as a single class             outstanding voting securities" of
the Fund and Stewart Investment                                                 the Fund
Advisers, Ltd.
---------------------------------------- -------------------------------------- --------------------------------------
3. Approval of sub-investment            Common Stock and MMP(R) vote           Approved by a "majority of the
advisory agreement among BIA,            together as a single class             outstanding voting securities" of
the Fund and Spectrum Asset                                                     the Fund
Management, Inc.
---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------
4. Approval of change of the             Common Stock and MMP(R) vote           Approved by an "absolute
Fund's investment objective to           together as a single class;            majority" of the Fund and
total return*                            MMP(R) vote as a separate class        separately by a "majority of the
                                                                                outstanding" MMP
---------------------------------------- -------------------------------------- --------------------------------------
5. Approval of an amendment to           Common Stock and MMP(R) vote           Approved by an "absolute
the Fund's fundamental                   together as a single class;            majority" of the Fund and
investment restriction regarding         MMP(R) vote as a separate class        separately by a "majority of the
borrowing                                                                       outstanding" MMP
---------------------------------------- -------------------------------------- --------------------------------------
6. Approval of an amendment to           Common Stock and MMP(R) vote           Approved by an "absolute
the Fund's fundamental                   together as a single class;            majority" of the Fund and
investment restriction regarding         MMP(R) vote as a separate class        separately by a "majority of the
the issuance of senior securities                                               outstanding" MMP
---------------------------------------- -------------------------------------- --------------------------------------
7. Approval of an amendment to           Common Stock and MMP(R) vote           Approved by an "absolute
the Fund's fundamental                   together as a single class;            majority" of the Fund and
investment restriction regarding         MMP(R) vote as a separate class        separately by a "majority of the
industry concentration                                                          outstanding" MMP
---------------------------------------- -------------------------------------- --------------------------------------
4. Approval of the deletion of the       Common Stock and MMP(R) vote           Approved by an "absolute
Fund's fundamental investment            together as a single class;            majority" of the Fund and
restriction prohibiting investing        MMP(R) vote as a separate class        separately by a "majority of the
for the purpose of control or                                                   outstanding" MMP
management of any company
---------------------------------------- -------------------------------------- --------------------------------------

         * A vote in favor of this proposal will also be considered a vote in favor of the related proposal to amend the Fund's Articles of Incorporation to change the name of the Fund to Boulder Total Return Fund, Inc.

         For purposes of this proxy statement, "majority of the outstanding voting securities" of the Fund or "Majority Fund-wide Vote" means the affirmative vote of the lesser of (a) 67% or more of the shares of Common Stock and MMP(R) present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of Common Stock and MMP(R), in each case voting together as a single class. A "majority of the outstanding" MMP or "Majority MMP Vote" means the affirmative vote of the lesser of (a) 67% or more of the MMP(R) present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding MMP(R), in each case voting as a separate class. In addition, an "absolute majority" of the Fund means the affirmative vote of the holders of more than 50% of the outstanding shares entitled to vote of the Common Stock and MMP(R), voting together as a single class. With respect to Proposal 4, although there are different voting requirements applicable to changing the Fund's investment objective and changing the Fund's name, the Proposal will not take effect unless the higher of the two voting requirements is met, specifically, the affirmative vote of an "absolute majority" of the Fund, in addition to a separate Majority MMP Vote.

         Abstentions and broker non-votes will be counted as present for quorum purposes. However, because they are not voted in favor of a proposal and each of the proposals is dependent on approval by a percentage of shares outstanding or shares present, they will have the effect of a "no" vote on all proposals.

         In the event any one or more proposals are not approved, the Board will consider what further action to take, which may include resoliciting shareholders and/or modifying aspects of the relevant proposals. In light of the large size of the position held by Horejsi Affiliates (see "Security Ownership of Certain Beneficial Owners" above), it appears likely that sufficient votes to approve Proposals 1, 2 and 3 will be obtained.

         Except for Proposal 4 (which links the change in the Fund's investment objective to the change to its name), each proposal is independent of any other proposal so that the implementation of any successful proposal is not contingent on the success of any other proposal.

PAYMENTS TO MMP(R) BROKERS

         Holders of MMP(R) vote as a separate class on Proposals 4, 5, 6, 7 and
8. The Fund has agreed to pay each broker-dealer a fee equal to $50 per share for each share of MMP(R) held by its clients that votes in favor of each of these five proposals, such fee to be paid only if each of Proposals 4, 5, 6, 7 and 8 receive the requisite vote for approval by all Fund shareholders. The fee will be paid to compensate broker-dealers for their solicitation efforts and will be available to all broker-dealers with clients that hold MMP(R) shares of record on July 22, 1999. Assuming all 775 shares of MMP(R) vote in favor of the relevant proposals and that all of these proposals are approved, the amount payable by the Fund would equal $38,750.

                                    OVERVIEW

         This Proxy Statement describes eight proposals, which, if approved, will permit the Fund to move in a new direction through a restructuring of the Fund's investment focus and retention of new investment advisers. THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL. Mr. Stewart R. Horejsi, a director of the Fund whose family interests hold approximately 42% of the Fund's outstanding Common Stock, has informed the Board that those shares will be voted in favor of each of the eight proposals.

BACKGROUND INFORMATION

         Since the Fund's inception in 1993, the Fund has been managed by Flaherty & Crumrine Incorporated ("F&C") in accordance with the stated investment objective of high current income consistent with preservation of principal. The Fund sought to achieve this objective by investing at least 65% of its assets in a portfolio of preferred stocks, which were hedged using options on U.S. Treasury bond futures. The Fund concentrated its investments in the utilities and banking industries and had limited authority to invest in common stock.

         In 1997 and 1998, a substantial portion of the Fund's shares were accumulated by the Horejsi Affiliates, which waged a successful proxy contest in 1998 for control of two board seats. At that time and subsequently, Mr. Horejsi expressed the view that the Fund's investment focus should be modified to emphasize investment in common stocks for purposes of total return rather than income.

         Following the shareholders meeting in April, 1999 at which three new Board members were elected, Mr. Horejsi presented a formal proposal to change the Fund's investment objective and to change the Fund's investment adviser for common stock investments. Mr. Horejsi specifically proposed (1) that the Fund's investment objective be changed to total return to be achieved through a combination of common stock and fixed income investments, including preferred stocks and bonds, (2) that two companies he controlled, BIA and SIA, become investment adviser and sub-adviser, respectively, to the Fund, and (3) that certain investment restrictions be modified or deleted. After consideration, the Board approved these changes and agreed to recommend them to shareholders. At that time, the Board determined to continue F&C as the Fund's sub-adviser for preferred stock investments. However, on May 11, 1999, F&C tendered its resignation as adviser to the Fund. As a result the Board undertook a process of selecting a replacement and did select Spectrum Asset Management, Inc. ("Spectrum"), which began providing investment advisory services to the Fund on an interim basis commencing July 1, 1999. (Under applicable provisions of the 1940 Act, Spectrum may serve as investment adviser, with compensation, for 120 days without shareholder approval.) At the same time that the Board approved Spectrum as the Fund's interim investment adviser, it also approved Spectrum to serve as the preferred stock sub-adviser to BIA.

PROPOSED CHANGES TO INVESTMENT FOCUS

         The Fund's Board of Directors is recommending (i) that the Fund's investment objective be changed from "high current income consistent with preservation of capital" to "total return," and, subject to the approval by the Fund's shareholders of this proposal, (ii) an amendment to the Fund's Articles of Incorporation changing its name to Boulder Total Return Fund, Inc. If the change regarding the Fund's investment objective is approved, the Board would implement a Board-approved investment policy requiring that, under normal market conditions, the Fund invest at least 80% of its net assets in common stocks and fixed income securities. (For purposes of this Proxy Statement, the term "fixed income securities" includes bonds, notes, bills, debentures, convertible securities, preferred stocks, bank debt obligations, repurchase agreements and short-term money market obligations. The term "preferred stocks" or "preferreds" includes traditional preferred stocks as well as so-called "hybrid," or taxable, preferred securities and other similar or related investments. These hybrid securities, which currently are marketed under such acronyms as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS and Capital Securities, may be debt-like in key characteristics.)

         To achieve the new objective, the Fund would pursue investment strategies expected to produce both long-term capital appreciation through investment in common stocks and high current income consistent with preservation of capital through investments in income producing securities, such as preferred stocks and bonds. It is expected that when the Fund invests in common stocks, it will invest in U.S. companies, though it will not be limited to investing in the U.S. stock market. Further, it is expected that the Fund will have a low turnover rate in its investment in common stocks, since the Fund will seek to invest in common stocks that can be held for a period of years. The investment strategy used in equity investments will not include "market timing" where equities are bought and sold based on daily, weekly or periodic price fluctuations. The Fund typically will invest in stocks that have a proven track record of earnings, and the prospect of increased future value through growth in revenues and profits. The Fund may invest in companies of any size; however, it is expected that the Fund will not make significant investments in start-up companies, initial public offerings, non-public companies, or companies with little or no operating history.

         The Fund will operate as a "diversified" investment company, as defined in the 1940 Act. Under this definition, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings.

         The portion of the Fund's investments in preferred stocks and other fixed income investments will be managed with the same objective that the Fund currently has--high current income consistent with preservation of capital. The Fund will continue to use hedging strategies on that portion of the assets invested in preferred stocks and bonds. Although the Fund is authorized to invest in debt securities, as well as preferred stocks, the Fund has no current intention of investing in fixed income securities other than preferred stocks and cash equivalents, including as preferred stocks those types of "hybrid" preferred stocks in which the Fund currently invests that have certain characteristics of debt securities. The credit quality and maturities of the Fund's preferred stock portfolio, as well as the approach to, and means utilized for, hedging that portfolio will remain substantially unchanged.

         The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to hedged preferred stocks, or cash and cash equivalents. For this purpose, cash equivalents consist of short-term (less than twelve months to maturity) U.S. Government securities, certificates of deposit and other bank obligations, investment grade corporate bonds and other debt instruments, and repurchase agreements. Normally, the Fund will not have more than 10% of its assets in cash or cash equivalents.

         The Fund's portfolio will be invested primarily in a combination of fixed income securities and common stocks. The common stocks are expected to have greater risk exposure and reward potential over time than investments in preferreds. The volatility of common stock prices has historically been greater than fixed income securities, and as the Fund shifts a portion of its assets into common stocks, the volatility of the Fund's net asset value may also increase. The time horizon for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

         LEVERAGE. Currently, the Fund is leveraged with $77.5 million of MMP(R), and it is intended that the Fund will remain leveraged. The rate for the MMP(R) shares is set through an auction process which occurs every 49 days. It is expected that as long as the Fund utilizes leverage, it will have a proportional investment in income-producing securities.

         Shares of MMP(R) may be redeemed at the option of the Fund as a whole or in part at a redemption price equal to $100,000 plus accumulated dividends plus an additional distribution right representing the right to an additional payment to compensate holders in instances where, for example, the Fund allocates capital gains or other income not eligible for the Dividends Received Deduction to MMP(R) holders.

         DIVIDENDS. Because the Fund's investment objective will be total return, and because the Fund is leveraged, income will remain a part of the Fund's strategy. Substantially all income the Fund earns in excess of the required payments to the MMP(R) shareholders and the Fund's expenses will continue to be distributed to shareholders on a regular periodic basis. However, regular dividend payments to common shareholders will not have the same priority as they have had in the past. Fund management believes that long-term capital appreciation from investment in equities provides the potential for greater returns over the long term and is generally more tax efficient than investments in dividend- or interest-paying securities. In general, all of the Fund's net investment income must be paid out to shareholders at least annually, which is a taxable event for shareholders who hold Fund shares in a taxable account. However, securities with unrealized capital appreciation do not become taxable until such time as the securities are sold and the gain realized.

         Net investment income and net realized short-term capital gains will be distributed at least annually, and the Board of Directors will determine on an annual basis whether the Fund will pay out its net realized long-term capital gains, if any, or retain the capital gains in the Fund.

         RATING AGENCY GUIDELINES AND ASSET COVERAGE REQUIREMENTS. The MMP(R) is currently rated "aa1" by Moody's Investor Services ("Moody's") and "AA+" by Fitch Investors Service. The Fund's investments are subject to certain investment guidelines and certain minimum asset and dividend coverage and liquidity requirements established by Moody's. The Fund intends to continue to abide by such guidelines and to maintain the required coverage assets as long as the MMP(R) are outstanding. The Fund believes that neither Moody's nor Fitch should have a basis for changing the rating of the MMP(R) as long as these guidelines and requirements are complied with. The Fund has had discussions with Moody's concerning the impact on Moody's rating of the MMP(R) of the proposed changes to the Fund's investment focus and management. Moody's has indicated verbally that the rating should not be affected assuming continued compliance with the guidelines and requirements established by Moody's that are currently applicable to the Fund. However, there can be no assurance that Moody's or Fitch will not lower the rating on the MMP(R), which event the dividends on the MMP(R) would likely increase, perhaps materially. In this event, the Board would reconsider whether the MMP(R) remains a cost-effective means of leveraging the Fund or whether another form of leverage might be appropriate. Should the Board determine to redeem the MMP(R) in whole or in part, the Fund would incur additional costs in taking this action and in releveraging the Fund. Should the Fund be unable to borrow funds in order to obtain proceeds to redeem the MMP(R), the Fund will be required to liquidate portfolio holdings for this purpose, with the attendant possibility of adverse tax consequences to Fund shareholders.

         REASON FOR PROPOSED CHANGES. The purpose of changing the Fund's objective to total return is to allow the Fund the opportunity to invest more substantially in common stocks than currently allowed under the existing objective. The management of the Fund believes that by allowing the Fund to invest more of the Fund's assets in common stocks, the Fund will have the potential to produce a higher total return over the long term than shareholders would achieve if the Fund's objective remains "income". Historically, common stocks, as measured by the Standard & Poor's Index of 500 Stocks, have outperformed every other asset class over the long term, including fixed income securities.

         The Fund is required to change its name because, assuming shareholders approve the change in objective, it no longer will maintain 65% of its assets in preferred stocks and no longer will have "income" as its investment objective. Thus, the existing name is no longer an appropriate reflection of what the Fund is.

PROPOSED CHANGES TO MANAGEMENT

         Changes to the Fund's investment management arrangements are necessitated by the above-described change in investment focus. In addition, in June 1999, the resignation of F&C was accepted and Spectrum was selected to manage the Fund on an interim basis. The specific proposals relating to management changes are as follows:

         Boulder Investment Advisers, L.L.C., a Colorado limited liability company ("BIA"), would act as the Fund's investment adviser. BIA will utilize Stewart Investment Advisers, Ltd., an investment advisory firm controlled by Stewart R. Horejsi, as a sub-adviser to focus primarily on the Fund's investments in common stocks, and will utilize Spectrum as a sub-adviser to manage the Fund's investments in preferred stocks. The Fund would pay BIA a monthly fee for its advisory services at the annual rate of 1.00% of the Fund's total average monthly net assets, out of which BIA will be responsible for paying the two sub-advisers. Forty percent of the advisory fee payable to BIA will be waived until such time as the portion of the Fund's assets invested in common stock and cash which has been allocated for common stock investments equals 50% or more of the value of the Fund's total assets. The services to be provided by the adviser and each sub-adviser (and the fees payable to each) are described more fully under Proposals 1, 2 and 3 below.

EVALUATION BY THE BOARD

         In advance of the first Board meeting following the shareholders meeting on April 21, 1999, the Board was presented with a proposal by BIA to change the investment adviser for the Fund and to change the Fund's investment objective (the "Restructuring Proposal"). The Restructuring Proposal represented the recommendation by Stewart R. Horejsi, whose family interests held approximately 42% of the Fund's Common Stock. The Restructuring Proposal was considered at two separate Board meetings -- on April 21, 1999 and on May 1, 1999. Informal conversations were also held between various Board members concerning these matters between those meetings. Throughout the process of considering the Restructuring Proposal, the Board was advised by counsel to the Fund and separate counsel that the independent Board members had retained.

         Extensive materials were presented to and evaluated by the Board with regard to each aspect of the Restructuring Proposal -- the change in investment objective and policies and the change in investment adviser. With regard to the change in investment objective and policies, the Board reviewed materials describing the new objective and policies, the types of securities in which the Fund might invest, the risk and return characteristics of those securities, the historical performance of common stocks in relation to other asset classes and related matters. The Board evaluated the impact of the proposed change in objective and policies on shareholders, including the possible tax consequences of repositioning the Fund's portfolio toward common stocks, the likely reduction in the Fund's regular monthly dividend as a higher proportion of assets are invested in non-income producing securities, the resulting increase in the Fund's expense ratio and the continued ability of the Fund to meet rating agency guidelines applicable to the MMP(R) as the portion of the Fund invested in common stocks increased. The Board also reviewed the Fund's current portfolio holdings, current Fund financial information, the Fund's performance record since inception, the historical performance record of various asset classes as measured by market indices, current and anticipated market conditions for preferred stocks and common stocks and the recent price history of the Fund's Common Stock. The Board requested and received supplemental information on certain matters germane to its analysis.

         With specific regard to the MMP(R), the Board considered materials confirming that rating agency guidelines would not be violated by the change in objective and policies and data demonstrating the lack of impact of the proposed change on the guidelines based on various assumptions. The Board also considered the availability and costs of other forms of leverage and the relative benefits and costs of maintaining the MMP(R). Information was also presented to the Board describing conversations with Moody's to the effect that Moody's did not intend to change the rating on the MMP(R) as a result of the proposed changes. The Board also considered the ability of the Fund to redeem the MMP(R), in whole or in part, should the restructuring of the Fund result in an increase in the dividends required to be paid on MMP(R).

         With regard to the second aspect of the Restructuring Proposal -- the change in investment adviser to two companies controlled by Stewart R. Horejsi or his affiliates -- extensive written materials were also presented to the Board. Those materials included information about BIA and SIA, their personnel, financial condition, compliance and systems capability and related matters. The Board also reviewed a report prepared by an independent accounting firm showing the investment performance achieved by Mr. Horejsi over the past 10 years in common stocks managed for his family interests. Cognizant of the fact that neither BIA, SIA, nor Mr. Horejsi himself had previously advised a registered investment company, the Board carefully considered the capability of those parties to advise the Fund. In addition, the Board also considered the reasonableness of the proposed fees to be paid to BIA and SIA (after payment of amounts to the Fund's sub-adviser for preferred stock investments). In this regard, the Board reviewed a variety of materials, including data prepared by Lipper Analytical Services showing fees charged by funds investing in common stocks, expense ratios for those funds and profitability data of SIA and BIA assuming approval of the proposed fee. In light of the possibly extended timetable for investing Fund assets in common stocks, the Board negotiated a waiver of a portion of the proposed fee until such time as at least 50% of Fund assets were invested in common stocks and cash which has been allocated for investment in common stocks.

         Through the process of considering the Restructuring Proposal, the Board held extensive discussions with Mr. Horejsi and his representatives. In the final analysis, the Board gave considerable weight to the views of Mr. Horejsi, as a major Fund shareholder. Nonetheless, the Board carefully evaluated the impact of the Restructuring Proposal on other holders of the Fund's Common Stock and MMP(R). The Board recognizes that the proposed changes in investment objective and policies may be disadvantageous to certain shareholders, including those shareholders seeking regular monthly dividends or lower volatility of net asset value or dividends eligible for the dividends received deductions for corporations. They also recognize that the Fund's expense ratio will increase and that the Fund may realize capital gains in reorienting the Fund's portfolio toward common stocks. As of June 30, 1999, the Fund had unrealized capital gains of$4,924 million (or $0.52 per share of Common Stock. The Board considers these disadvantages to be outweighed by the potential long-term benefits to be derived from common stock investing. The Board also believes that the changes are an appropriate and reasonable response to the recommendations of the Horejsi Affiliates.

         On May 1, 1999, the Directors of the Fund, including the non-interested directors, unanimously approved the Proposal, including each of the items described in this Proxy Statement as Proposals 1, 2 and 4 through 8, and recommended their approval to Fund shareholders. At the same time the Board approved a sub-advisory agreement with F&C to manage the preferred stock portion of the Fund and determined to recommend it to shareholders. Subsequent events (see "Background Information" above) required that this recommendation be changed.

PER SHARE DATA FOR COMMON STOCK TRADED ON THE NYSE

         The Common Stock is listed and traded on the NYSE under the symbol PFM. The following table sets forth the high and low sales prices for the Common Stock for the periods indicated.

------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
                                 High Sales      Net Asset      Premium       Low Sales     Net Asset      Premium
           Period                   Price          Value      (Discount)        Price         Value       (Discount)
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Dec. 1-Feb. 25, 1997           15.125           14.99         0.9%          13.75          14.84         -7.3%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Mar. 1-May 31, 1997            15.125           15.48        -2.3%          14.5           15.39         -5.8%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
June 1 - Aug. 31, 1997         15.8125          16.02        -1.3%          14.875         15.47         -3.8%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------


------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Sept. 1 - Nov. 30, 1997        16.25            16.26        -0.1%          15.1875        16.32         -6.9%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Dec. 1 - Feb. 28, 1998         16.3125          16.31         0.0%          15.125         16.22         -6.8%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Mar. 1 - May 31, 1998          15.25            16.22        -6.0%          13.875         16.3          -14.9%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
June 1 - Aug. 31. 1998         14.8125          16.53        -10.4%         14.125         16.39         -13.8%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Sept. 1 - Nov. 30, 1998        14.5625          16.24        -10.3%         13             15.7          -17.2%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Dec. 1. - Feb. 28, 1999        13.6875          15.93        -14.1%         11.8125        15.17         -22.1%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------
Mar. 1 - May 31, 1999          12.375           15.19        -18.5%         11.6875        15.01         -22.1%
------------------------------ ---------------- ------------ -------------- -------------- ------------- -------------

         It is not possible to state whether the Common Stock will trade at a premium or discount to net asset value following the changes in investment management and investment objective and policies described in this Proxy Statement. The trading price for the Common Stock will depend on a number of factors, such as the performance of the Fund, the supply and demand for shares and market perception. However, it should be noted that, as a general matter, closed-end equity funds as a group have tended to trade at wider discounts than closed-end fixed income funds as a group. Consequently, the change in investment focus of the Fund toward common stocks may result in the Common Stock trading at a discount larger than it had traded prior to the proxy contest in early 1998.

                              -------------------

         In order that your Shares may be represented at the Special Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY
                           AGREEMENT BETWEEN THE FUND
                     AND BOULDER INVESTMENT ADVISERS, L.L.C.


SUMMARY OF PROPOSAL

         For the reasons and based on an extensive analysis of the factors described above (see "Overview--Proposed Changes To Management--Evaluation by the Board"), all of the Directors of the Fund, including the non-interested Directors, have determined, subject to approval by the shareholders of the Fund, to approve the execution of a new investment advisory agreement (the "New Advisory Agreement") with BIA and respective sub-investment advisory agreements among (i) BIA, Stewart Investment Advisers, Ltd. ("SIA") and the Fund (the "SIA Sub-Advisory Agreement") (see Proposal 2) and (ii) BIA, Spectrum and the Fund (the "Spectrum Sub-Advisory Agreement") (see Proposal 3) (together, the "Sub-Advisory Agreements"). At a Special Meeting of the Board of Directors held on May 1, 1999, the Board of Directors, including the "non-interested" Directors, approved the New Advisory Agreement and the SIA Sub-Advisory Agreement to be effective upon approval by shareholders of the Fund. At a Special Meeting of the Board of Directors held on June 3, 1999, the Board of Directors, including the "non-interested" Directors, approved the Spectrum Sub-Advisory Agreement also to be effective upon approval by shareholders of the Fund.

INFORMATION ABOUT BIA

         BIA was formed on April 8, 1999 as a Colorado limited liability company; its principal place of business is 1680 38th Street, Boulder, Colorado 80301. BIA, which is registered as an investment adviser under the Investment Advisers Act of 1940, has not previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. However, BIA will delegate substantial responsibilities under the New Advisory Agreement to SIA, a principal of which is Stewart R. Horejsi, who has extensive experience managing common stocks for his family interests. The members of BIA are HI and the Brown Trust (the "Members"). The members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act) and together with the other Horejsi Affiliates hold 41.89% of the common Stock. Please refer to the section entitled "Security Ownership of Certain Beneficial Owners" for additional information relating to HI and the Brown Trust.

         The executive officers of BIA and the principal occupation of each are set forth below:

------------------------------------------------------------ ---------------------------------------------------------
                NAME AND POSITION WITH BIA                                     PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
Stephen C. Miller - President, General Counsel               President,  Chief Executive  Officer and Chairman of the
and Chief Executive Officer                                  Board of the Fund;  vice president and Secretary of SIA;
                                                             Director and President of HI, since 1997; Director, Vice
                                                             President and Assistant Secretary of Badlands; Counsel
                                                             to Krassa, Madsen & Miller, LLC since 1991; and Manager
                                                             of Boulder Administrative Services, L.L.C. ("BAS")
------------------------------------------------------------ ---------------------------------------------------------
Carl D. Johns - Investment Manager, Vice President and       Chief Financial Officer,  Chief Accounting Officer, Vice
Treasurer                                                    President and Treasurer of the Fund;  Assistant  Manager
                                                             of BAS
------------------------------------------------------------ ---------------------------------------------------------
Laura Rhodenbaugh - Secretary                                Secretary of BAS; Treasurer of SIA; Secretary
                                                             and Treasurer of various subsidiaries of HI.
------------------------------------------------------------ ---------------------------------------------------------


         Carl D. Johns, the Fund's Vice President and Treasurer, will be the investment manager for BIA, responsible for BIA's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the

Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Fund.

         Pursuant to the SIA Sub-Advisory Agreement, BIA and the Fund will engage SIA, a Barbados incorporated international business company, as a sub-adviser and primary investment manager and analyst. SIA will bear the primary responsibility for investment of the Fund's assets other than those for which Spectrum is responsible. Stewart R. Horejsi is an employee of SIA and is its primary investment manager. Mr. Horejsi has been a Director of the Fund since July 1997. For more information about SIA and Mr. Horejsi, please see the information provided in connection with Proposal 2, below.

         As indicated above, BIA also proposes to engage Spectrum as the Fund's sub-adviser to manage the Fund's preferred stock investments. For information about Spectrum, please see the information provided in connection with Proposal 3, below.

         Because of the relationships described above under "Security Ownership of Certain Beneficial Owners" between Stewart R. Horejsi and the Members of BIA and the parent company of SIA, Mr. Horejsi may be deemed to have an economic interest in the outcome of voting on each Proposal described in this Proxy Statement.

THE CURRENT AND INTERIM ADVISORY AGREEMENTS

         THE F&C AGREEMENT. F&C, located at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, served as the Fund's investment adviser until June 30, 1999. The investment advisory agreement with F&C, dated February 11, 1993 (the "F&C Advisory Agreement"), was most recently approved by the Board of Directors on January 25, 1999. Prior to February 1, 1999, the Fund paid F&C as compensation for its services as investment adviser, a monthly fee of .675 of 1.00% of the Fund's average monthly net assets up to $100 million and .55 of 1.00% of the Fund's average monthly net assets of $100 million or more. On March 22, 1999, the Board of Directors, including a majority of the "non-interested" Directors, ratified an amendment to the F&C Agreement, effective February 1, 1999, reducing the compensation payable to F&C to a monthly fee of .58 of 1.00% of the Fund's average monthly net assets up to $100 million and .50 of 1.00% on the fund's average monthly net assets of $100 million or more. The amount of the fee reduction was determined by the Board to be commensurate with F&C's relinquishment of certain administrative and executive management services to the Fund which were assumed by BAS. During the fiscal year ended November 30, 1998 the Fund paid $1,394,302 in investment advisory fees to F&C.

         Under the terms of the F&C Advisory Agreement, F&C was responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions.

         THE SPECTRUM INTERIM AGREEMENT. Under the interim advisory arrangements (the "Interim Advisory Agreement") approved by the Board on June 3, 1999, commencing July 1, 1999 Spectrum became responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions for the Fund. The terms of the Interim Advisory Agreement are substantially similar to those of the F&C Advisory Agreement except for the names of the parties, the effective dates and the fees to be paid. For services provided under the Interim Advisory Agreement, Spectrum will receive an annual fee, payable monthly, of .45% of the first $50 million of the Fund's average monthly net assets and .40% on amounts above $50 million. Information with respect to the executive officers and directors of Spectrum and principal occupation of each are set forth in connection with Proposal 3, below. The Interim Advisory Agreement will terminate automatically upon the effectiveness of the Spectrum Sub-Advisory Agreement (see Proposal 3, below).

THE NEW ADVISORY AGREEMENT

         A copy of the New Advisory Agreement is set forth as Exhibit A to this Proxy Statement. If approved by shareholders, the New Advisory Agreement will become effective on the date of such approval and continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Board of Directors who are not "interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The New Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund or by BIA upon written notice to the other. The New Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

         Under the New Advisory Agreement, BIA is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions, which functions will be substantially delegated to SIA for common stock investing and to Spectrum for preferred stock investing. BIA is responsible for monitoring and evaluating the services provided to the Fund by SIA and Spectrum. BIA will also make asset allocation decisions for the Fund and determine the extent and nature of the Fund's leverage, which services will be delegated to SIA. The New Advisory Agreement also provides that BIA will bear all expenses in connection with its performance, including fees that it will pay to sub-advisers under the Sub-Advisory Agreements. As stated above, the Fund's universe of investments is proposed to be expanded to include common stocks as well as fixed income securities in addition to preferreds. Nevertheless, the Fund will not invest in fixed income securities other than preferreds (other than in cash equivalents for temporary defensive purposes) unless and until the Board has specifically authorized an investment adviser for those fixed income securities and established appropriate policies for those investments. The adviser selected could be BIA, SIA, Spectrum or another party. The Fund will notify shareholders in advance of implementing any plan to invest in fixed income securities other than preferreds and cash equivalents.

         Pursuant to the New Advisory Agreement, BIA would receive an annual fee, payable monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the effective date, BIA would be paid by the Fund an annual fee, payable monthly, of 1.00% of the Fund's average monthly net assets, out of which BIA would be responsible for compensating the sub-advisers. Under the New Advisory Agreement, BIA has agreed that until the Fund has invested at least 50% of its assets in common stocks and cash equivalents held for investment in common stocks, BIA will waive 40% of the 1.00% fee on the portion of the Fund's assets invested in preferreds and cash equivalents held for investment in preferreds.

         The New Advisory Agreement provides that BIA will be indemnified by the Fund for losses, claims and expenses not caused by BIA's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

         At July 22, 1999, the Fund's net assets equaled approximately $218 million. If the fee structure described in the New Advisory Agreement was in effect on that date, assuming that at least 50% of the Fund's assets were invested in common stocks on that date, total advisory fees paid by the Fund would have been 1.00% of the Fund's net assets on an annual basis. Out of this fee (equal to 100 basis points), BIA would have paid approximately 21.1 basis points (.211%) to Spectrum and 63.1 basis points (.631%) to SIA.

EXPENSE TABLE

         The following table shows the Fund's expenses as of November 30, 1998 and pro forma expenses giving effect to the proposed changes in the Fund's investment advisory arrangements and the recent change to add BAS as co-administrator of the Fund.

                           TABLE OF FEES AND EXPENSES
                              CURRENT AND PRO FORMA

SHAREHOLDER TRANSACTION EXPENSES                       For fiscal
                                                       year 1998         Pro Forma*
                                                       ---------         ----------
Dividend Reinvestment Plan Fees                        None              None

ANNUAL OPERATING EXPENSES
(as a percentage of net assets attributable to Common Shares)

Management Fee                                              .61%            1.00%
Other expenses(1)                                           .61%             .65%
Total Annual Operating Expenses                            1.22%            1.65%**

------------

* The pro forma information shown assumes that Proposals 1, 2 and 3 have been approved and that at least 50% of the Fund's assets are invested in common stocks.

_____________________

(1) "Other expenses" are based on estimated amounts for the current fiscal year.

** Absent extraordinary expenses relating to this proxy solicitation, Other expenses would be .51% and Total Annual Operating Expenses would be 1.51%.

EXAMPLE

         The following example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of current and pro forma expenses at levels set forth in the above table.

A common stockholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

---------------------- ----------- ------------- ------------- --------------
                         1 YEAR      3 YEARS       5 YEARS       10 YEARS
---------------------- ----------- ------------- ------------- --------------
Current                $12.50      $38.93        $67.40        $148.40
---------------------- ----------- ------------- ------------- --------------
Pro Forma*             $16.91      $52.43        $90.35        $196.66
---------------------- ----------- ------------- ------------- --------------

* Absent extraordinary expenses relating to this proxy solicitation, Pro Forma expenses would have been $15.48, $48.05, $82.91 and $181.17, respectively, for the relevant periods.

         The foregoing table is to assist you in understanding the various costs and expenses that a Common Stock investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of this Example.

DIFFERENCES BETWEEN THE F&C AND INTERIM ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENT

         Except for the fee charged, the names of the parties, the commencement date and the choice of governing law, the New Advisory Agreement is substantially similar to the F&C Advisory Agreement and the Interim Advisory Agreement. Also, while the F&C and Interim Advisory Agreements contemplate a single adviser, the New Advisory Agreement contemplates the delegation of certain portfolio management and other responsibilities to sub-advisers, under the control and supervision of BIA.

CO-ADMINISTRATION AGREEMENT

         On March 22, 1999, the Fund entered into a Co-Administration Agreement with BAS. BAS is owned by the Members, who, as indicated above, are also the owners of BIA and are Horejsi Affiliates. The address of BAS, like that of BIA and the Fund, is 1680 38th Street, Suite 800, Boulder, Colorado 80301.

         Under the Co-Administration Agreement, BAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and numerous other tasks. Pursuant to the Co-Administration Agreement, the Fund pays BAS a monthly fee, calculated at an annual rate of .10% of the value of the Fund's average monthly net assets.

REQUIRED VOTE

         Approval of the New Advisory Agreement requires a Majority Fund Vote.

         As stated above, the Horejsi Affiliates will vote their Shares in favor of Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

          PROPOSAL 2: TO APPROVE OR DISAPPROVE A PROPOSED SUB-ADVISORY
         AGREEMENT AMONG BOULDER INVESTMENT ADVISERS, L.L.C., THE FUND
                     AND STEWART INVESTMENT ADVISERS, LTD.

SUMMARY OF PROPOSAL

         For the reasons and based on an extensive analysis of the factors described above (see "Overview -- Proposed Changes To Management -- Evaluation by the Board"), all of the Directors of the Fund, including the non-interested Directors, have determined, subject to approval by the Shareholders of the Fund, to approve the execution of a new sub-advisory agreement among SIA, BIA and the Fund. At a meeting of the Board of Directors held on May 1, 1999, the Board of Directors, including the "non-interested" Directors, approved the SIA Sub-Advisory Agreement. If approved by shareholders, the SIA Sub-Advisory Agreement will become effective on such date of approval and will continue initially for a two-year period and will continue for successive annual periods thereafter, provided its continuance is approved at least annually by (a) a majority of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

INFORMATION ABOUT SIA

         Stewart R. Horejsi, an employee of SIA and its primary investment manager, will be responsible for the day-to-day management of the Fund's assets advised by SIA. Mr. Horejsi has been a Director of the Fund since July 1997; General Manager, Brown Welding Supply, LLC, since April 1994; Director, Sunflower Bank; and the President or Manager of various subsidiaries of HI, since June, 1986. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Brown Trust, the EH Trust, the SRH Trust and certain related trusts) since 1982. As of June 14, 1999, the size of these trusts' common stock portfolio is approximately

$450 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

         The principal place of business for SIA is Bellerive House, Queen Street, St. Peter, Barbados. SIA, which is a Barbados international business company incorporated on November 12, 1996, is wholly owned by the Stewart West Indies Trust, a South Dakota trust established by Stewart R. Horejsi in 1996 primarily to benefit his issue. SIA, which is registered as an investment adviser under the Investment Advisers Act of 1940, has not previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis except for Horejsi family interests. However, as described above, Stewart R. Horejsi, a principal of SIA, has extensive experience managing common stocks for his family interests.

         SIA is not a U.S. company and substantially all of its assets are located outside the United States. As a result, it may be difficult for investors to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the SIA Sub-Advisory Agreement, SIA has agreed to have an agent for service of process in any legal action in the United States and to be subject to the jurisdiction of the U. S. courts.

         The executive officers and directors of SIA and the principal occupation of each are set forth below:

------------------------------------------------------------ ---------------------------------------------------------
NAME AND POSITION WITH SIA                                   PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
Glade Christensen - President and Resident General Sales     Sales manager for SIA
Manager
------------------------------------------------------------ ---------------------------------------------------------
Stephen C. Miller - Vice President and Secretary             President, Chief Executive Officer and Chairman of the
                                                             Board of the Fund; vice president and Secretary of SIA;
                                                             Director and President of HI, since 1997; Director,
                                                             Vice President and Assistant Secretary of Badlands;
                                                             Counsel to Krassa, Madsen & Miller, LLC since 1991; and
                                                             Manager of BAS
------------------------------------------------------------ ---------------------------------------------------------
Laura Rhodenbaugh - Treasurer                                Secretary of BAS; Treasurer of SIA; Secretary and
                                                             Treasurer of various subsidiaries of HI.
------------------------------------------------------------ ---------------------------------------------------------

THE SIA SUB-ADVISORY AGREEMENT

         A copy of the SIA Sub-Advisory Agreement is set forth as Exhibit B to this Proxy Statement. If approved by Shareholders, the SIA Sub-Advisory Agreement will become effective on such date of such approval and continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Board of Directors who are "not-interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The SIA Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, or by SIA upon written notice to the other. The SIA Sub-Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

         Under the SIA Sub-Advisory Agreement, SIA is responsible for making investment decisions for the portion of the Fund's assets invested in common stocks and cash equivalents held for investment in common stocks (the "Common Stock Portion"), supplying investment research and portfolio management services with respect to the Common Stock Portion and placing purchase and sale orders for portfolio transactions with respect to the Common Stock Portion. SIA will also be responsible for making asset allocation decisions for the Fund (i.e., determining the portion of the Fund's assets to be invested from time to time in common stocks, fixed income securities and cash equivalents), and determining the extent and nature of the Fund's use of leverage. The SIA Sub-Advisory Agreement also provides that SIA will bear all expenses in connection with its performance. Pursuant to the SIA Sub-Advisory Agreement, SIA would receive from BIA an annual fee, payable monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the effective date SIA would receive from BIA an annual fee, payable monthly, of 80% of the advisory fee retained by BIA from payment received pursuant to the New Advisory Agreement after BIA had made required payments to any other sub-adviser.

         The SIA Sub-Advisory Agreement provides that SIA will be indemnified by the Fund for losses, claims and expenses not caused by SIA's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

         The terms of the SIA Sub-Advisory Agreement are substantially similar to those of the New Advisory Agreement except for the names of the parties, the fees to be paid and absence of provisions in the SIA Sub-Advisory Agreement relating to retention, monitoring and payment of sub-advisers.

REQUIRED VOTE

         Approval of the SIA Sub-Advisory Agreement requires a Majority Fund
Vote.

         As stated above, the Horejsi Affiliates will vote their Shares in favor of Proposal 2.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SIA SUB-ADVISORY AGREEMENT.

          PROPOSAL 3: TO APPROVE OR DISAPPROVE A PROPOSED SUB-ADVISORY
         AGREEMENT AMONG BOULDER INVESTMENT ADVISERS, L.L.C., THE FUND
                       AND SPECTRUM ASSET MANAGEMENT, INC.

SUMMARY OF PROPOSAL

         For the reasons and based on an extensive analysis of the factors described below, all of the Directors of the Fund, including the non-interested Directors, have determined, subject to approval by the shareholders of the Fund, to approve the execution of a new sub-advisory agreement among Spectrum, BIA and the Fund. At a meeting of the Board of Directors held on June 3, 1999, the Board of Directors, including the "non-interested" Directors, approved the Spectrum Sub-Advisory Agreement. If approved by shareholders, the Spectrum Sub-Advisory Agreement will become effective on such date of approval and will continue initially for a two-year period and will continue for successive annual periods thereafter, provided its continuance is approved at least annually by (a) a majority of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

INFORMATION ABOUT SPECTRUM

         Founded in 1987, Spectrum is a Connecticut corporation registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") and is a member firm of the National Association of Securities Dealers, Inc., as well as a commodity trading adviser registered with the Commodity Futures Trading Commission and the National Futures Association. Spectrum is a wholly-owned subsidiary of United Asset Management Corp., a Delaware corporation headquartered in Boston, Massachusetts. Spectrum, which specializes in managing diversified hedged investment-grade preferred stock portfolios, has its principal offices at 4 High Ridge Park, Stamford, Connecticut 06905. As of May 31, 1999, Spectrum managed approximately $2 billion in assets, mainly for banks, pension and profit-sharing plans, corporations and other institutions.

         Spectrum is the investment adviser to the SAMI Preferred Stock Fund, a registered investment company that, as of May 31, 1999, had assets of approximately $20 million. Spectrum receives an annual advisory fee from that fund equal to .20% of average daily net assets.

         Since its inception, the Fund has not executed any portfolio transactions through an affiliate of the Fund or its investment adviser. If Spectrum is approved as sub-adviser to the Fund, the Fund may execute portfolio transactions through Spectrum, subject to compliance with the 1940 Act.

EVALUATION BY THE BOARD

         On June 3, 1999 the Board of Directors of the Fund met to consider, among other things, the Spectrum Sub-Advisory Agreement. The Board reviewed various materials furnished by Spectrum. The materials described, among other matters, Spectrum, Spectrum's market performance and past experience in managing hedged preferred stock portfolios, the nature of Spectrum's proposed services, its methods of operation, financial condition and investment philosophy. The Board also considered Spectrum's ability to advise BIA and the Fund and invest the Fund's assets in preferred stocks. Representatives of Spectrum discussed with the Board the written materials and responded to questions from the Board.

         The Board based its decision to approve the Spectrum Sub-Advisory Agreement on a number of factors, particularly the level of experience Spectrum has managing preferred stock portfolios, and hedging those portfolios using options on futures, the similarity between Spectrum's investment approach and that historically followed by the Fund and Spectrum's knowledge of auction rate preferred stocks like the MMP(R).

SPECTRUM SUB-ADVISORY AGREEMENT

         A copy of the Spectrum Sub-Advisory Agreement is set forth as Exhibit C to this Proxy Statement. If approved by Shareholders, the Spectrum Sub-Advisory Agreement will become effective on such date of such approval and continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Board of Directors who are "not-interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Spectrum Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, or by Spectrum upon written notice to the other. The Spectrum Sub-Advisory Agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

         Under the Spectrum Sub-Advisory Agreement, Spectrum is responsible for making investment decisions for the portion of the Fund's assets invested in preferred stocks (including so-called "hybrid" or taxable preferreds having certain characteristics of debt securities), related hedging instruments, and cash and cash equivalents held for investment in such securities (the "Preferred Portion"), supplying investment research and portfolio management services, and placing purchase and sale orders for portfolio transactions, all with respect to the Preferred Portion. The Spectrum Sub-Advisory Agreement also provides that Spectrum will bear all expenses in connection with its performance. Pursuant to the Spectrum Sub-Advisory Agreement, Spectrum would receive an annual fee, payable monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the effective date Spectrum would receive an annual fee, payable monthly, of .45% of the average monthly net assets of the Preferred Portion up to $50 million and .40% on the average monthly net assets of the Preferred Portion over $50 million, out of the advisory fee payable to BIA.

         The Spectrum Sub-Advisory Agreement provides that Spectrum will be indemnified by the Fund for losses, claims and expenses not caused by Spectrum's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

         The terms of the Spectrum Sub-Advisory Agreement are substantially similar to those of the SIA Sub-Advisory Agreement except for the names of the parties, the fees to be paid and the fact that SIA will provide advice regarding common stocks, asset allocation and leverage generally and Spectrum will provide advice about preferreds and related hedging instruments.

         Spectrum will manage the Preferred Portion using a team approach utilizing the experience of several experienced investment professionals. The executive officers and directors of Spectrum and the principal occupation of each are set forth below:

------------------------------------------------------------ ---------------------------------------------------------
              NAME AND POSITION WITH SPECTRUM                                  PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
Scott T. Fleming - Chairman and                              Principal of Spectrum
         Chief Financial Officer

------------------------------------------------------------ ---------------------------------------------------------
Mark A. Lieb - President and Director                        Principal of Spectrum

------------------------------------------------------------ ---------------------------------------------------------
Bernard M. Sussman - Principal                               Principal of Spectrum; Limited Partner of Goldman Sachs
                                                             & Co.
------------------------------------------------------------ ---------------------------------------------------------

REQUIRED VOTE

         Approval of the Spectrum Sub-Advisory Agreement requires a Majority Fund Vote.

          THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED
             DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
                APPROVAL OF THE SPECTRUM SUB-ADVISORY AGREEMENT.

              PROPOSAL 4: TO APPROVE OR DISAPPROVE A CHANGE TO THE
          FUND'S INVESTMENT OBJECTIVE INCLUDING A RELATED AMENDMENT TO
                              THE NAME OF THE FUND

SUMMARY OF PROPOSAL

         The Board of Directors has proposed that the Fund's investment objective be changed to total return. Currently, the Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. Total return will be comprised of long-term capital appreciation from the Fund's common stock investments and income from the Fund's fixed income stock holdings.

         Assuming that this change is approved and subject to any applicable rating agency guidelines, certain other non-fundamental, Board-approved policy changes will also be implemented:

1. The requirement to invest at least 65% of the Fund's assets in preferred stocks will be replaced with a requirement to invest at least 80% of the Fund's assets in common and fixed income securities, except during temporary defensive periods.

2.     The 15% limit on common stock investments will be deleted.

3. The Fund may invest in common stocks of U.S. or non-U.S. issuers of any size and may invest up to 10% of its assets in real estate investment trusts.

4. The Fund may invest without limit in non-dividend paying equity securities.

5. The Fund may invest up to 10% of its assets in other registered investment companies.

         The Fund's other investment policies will remain unchanged, including, without limitation, the Fund's authority to invest in futures and options, restricted securities, short sales "against the box" and zero coupon securities.

         The effect of the change in objective on the Fund's dividends and use of leverage is described above (see "Overview--Proposed Changes To Investment Focus").

         IMPACT ON MMP(R). As stated above (see "Overview--Proposed Changes To Investment Focus--Rating Agency Guidelines And Asset Coverage Requirements"), Moody's has indicated verbally that its rating on the MMP(R) should not be affected by the proposed changes to the Fund's investment focus or management assuming continued compliance with the guidelines and requirements established by Moody's that are currently applicable to the Fund. However, it is not possible to predict whether holders of MMP(R) will have an adverse reaction to the change in the Fund's investment objective or to any one or more of the other Proposals in this Proxy Statement. If this were to occur, MMP(R) holders might submit sell orders in subsequent auctions in excess of buy orders received. In this event, the rate on the MMP(R) for the relevant subsequent rate period would be the Maximum Rate. This Maximum Rate is defined, generally, as 150% times the "AA" Composite Commercial Paper Rate on the relevant auction data. As of July 23, 1999 the Maximum Rate would have been 7.68%. Alternatively, the rate on the MMP(R) could increase as holders seek a higher rate to compensate for the perceived increased risk associated with a common stock portfolio. The rate increase would reduce any benefit to Common Stockholders of the MMP(R) and, if material, could result in worse results for the Common Stockholders than if the Fund had not used the MMP(R) as leverage. The Board could determine to redeem the MMP(R) and releverage the Fund in another manner, although there can be no guarantee that an alternative form of leverage could be obtained on favorable terms. In addition, the Fund would incur substantial costs in redeeming the MMP(R) and replacing it with another form of leverage. In addition, if Proposals 4 and 5 are not approved, the Fund would need to liquidate portfolio holdings in order to generate funds to redeem the MMP(R), which could have adverse tax consequences for Fund shareholders.

         NAME CHANGE. The Board of Directors has recommended that Article II of the Fund's Articles of Incorporation be amended to change the Fund's name to "Boulder Total Return Fund, Inc." The Fund will also change its New York Stock Exchange ticker symbol to "BTF".

REQUIRED VOTE

         Approval of the section of this Proposal regarding a change in the Fund's investment objective would require a Majority Fund-wide Vote and a separate Majority MMP Vote. Approval of the section of this Proposal regarding a change in the Fund's name would require an Absolute Majority of the Fund vote. Consequently, approval of this Proposal requires an Absolute Majority of the Fund vote, which is the highest general vote requirement, and a separate Majority MMP Vote.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE CHANGE TO THE FUND'S INVESTMENT OBJECTIVE.

            PROPOSAL 5: TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE
             FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING

SUMMARY OF PROPOSAL

         The Board of Directors has proposed an amendment to the Fund's fundamental investment restriction regarding borrowing. Currently, one of the Fund's investment restrictions provides that the Fund may not:

         Borrow money, except for temporary or emergency purposes, or in connection with repurchases of its shares or for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in this Prospectus. When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

As amended, this restriction would provide that the Fund may not:

         Borrow except as permitted by law; provided that, as long as the MMP(R) are outstanding, the Fund may not borrow except (1) (a) for temporary or emergency purposes or (b) in connection with repurchases of its shares or (c) for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in this Prospectus or (2) for the purpose of redeeming all of the outstanding MMP(R). When the Fund's borrowings under (1)(a), (b) and (c) exceed 5% of the value of its total assets, the Fund will not make any additional investments.

REASONS FOR PROPOSAL

         The proposed amendment maintains the current borrowing limit for so long as the MMP(R) is outstanding except for a borrowing the proceeds of which would be used to redeem all outstanding shares of MMP(R). The amount of this borrowing would be limited to the maximum amount permitted by law, which is the limit contained in Section 18 of the 1940 Act. That limit is one-third of the Fund's total assets (including the amount borrowed). Depending on how such a borrowing might be structured, the borrowing may, in certain circumstances, require shareholder approval. The Board of the Fund has no current intention to redeem the MMP(R), although it reserves the right to do so in the future.

         The proposed change to the borrowing restriction protects MMP(R) holders from the creation of debt obligations that would place the obligee in a position senior to the MMP(R) in right of payment unless the debt is created for the very purpose of redeeming the MMP(R). After the MMP(R) is fully redeemed, the Fund's ability to borrow would not be limited except by the 1940 Act or other applicable legal limits. The Fund could then borrow from banks or other entities, such as through margin purchases or reverse repurchase agreements. The Board believes that the proposed amendment gives the Fund added flexibility to borrow in order to increase the Fund's return or to redeem the MMP(R).

         RISKS ASSOCIATED WITH LEVERAGE. After the MMP(R) is redeemed, the Fund will be authorized to borrow money from banks and other entities in an amount equal to up to 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes. Borrowings create leverage, which is a speculative characteristic. Although the Fund may borrow frequently, it will do so only when SIA believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and SIA.

         Borrowing by the Fund will create an opportunity for increased return but, at the same time, will involve special risk considerations Leveraging resulting from borrowing will magnify declines as well as increases in the net asset value of the Common Stock and in the net return on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if borrowing was not used. Conversely, however, if the return from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net return of the Fund will be less than if borrowings were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

         The Fund expects that some or all of its borrowings may be made on a secured basis. If they are, the Fund's custodian will either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

         The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the investment adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

         The Fund may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases, tender offers or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

REQUIRED VOTE

         Approval of this Proposal requires a Majority Fund Vote and a separate Majority MMP Vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 5.

            PROPOSAL 6: TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE
                    FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                   REGARDING THE ISSUANCE OF SENIOR SECURITIES

SUMMARY OF PROPOSAL

         The Board of Directors has proposed an amendment to the Fund's fundamental investment restriction regarding the issuance of senior securities. Currently, one of the Fund's fundamental investment restrictions provides that the Fund may not:

         Issue senior securities other than preferred stock.

         As proposed to be amended, the restriction would provide that the Fund may not:

         Issue senior securities other than preferred stock or as permitted by the Fund's borrowing limitation.

REASONS FOR THE PROPOSAL

         As amended, the restriction would permit the Fund to issue debt as well as preferred stock in a manner consistent with the Fund's restriction on borrowing. In effect, this would give the Fund broad flexibility to leverage its Common Stock using debt (including margin borrowing) as well as preferred stock after the MMP(R) has been retired. While the Board believes that leveraging the Fund using the MMP(R) is appropriate under current market conditions, they also believe that debt could be an attractive alternative in certain circumstances.

         The risks associated with leverage are described above under Proposal
5.

REQUIRED VOTE

         Approval of this Proposal requires a Majority Fund Vote and a separate Majority MMP Vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 6.

            PROPOSAL 7: TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE
                    FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

SUMMARY OF PROPOSAL

         The Fund has a fundamental policy of concentrating its investments in the banking and utilities industries. This means that, under normal market conditions, the Fund will invest at least 25% of its assets in securities of issuers in each of these industries. The Board of Directors has proposed an amendment to the Fund's fundamental investment restriction regarding industry concentration that would remove the requirement to concentrate its investments in the banking and utilities industries. Currently, one of the Fund's fundamental investment restrictions provides that the Fund may not:

         Invest more than 25% of its total assets in the securities of issuers in any single industry other than each of the utilities industry and the banking industry, except that this limitation will not be applicable to the purchase of Government Securities.

         The proposed amendment would delete the phrase "other than each of the utilities industry and the banking industry" from this restriction.

REASONS FOR PROPOSAL

         The effect of the proposed change would be to remove the Fund's policy of concentrating its investments in the banking and utilities industries and to preclude the Fund from investing more than 25% of its assets in issuers in any single industry. Currently, approximately 30% of the Fund's assets are in the utilities industry and approximately 33% are in the banking industry. While this concentration policy is appropriate for a fund investing primarily in preferred stocks, since a large number of preferred stocks tend to be issued by companies in these two industries, the policy imposes an unnecessary and inflexible restriction for a fund with a broader investment mandate. The removal of the requirement to concentrate in the banking and utilities industries mitigates the risk to the Fund of circumstances adversely affecting those industries. If Proposal 7 is approved by shareholders, the Fund intends to reduce its holdings in each of the banking and utilities industries to below 25% within three to six months.

REQUIRED VOTE

         Approval of this Proposal requires a Majority Fund Vote and a separate Majority MMP Vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 7.

            PROPOSAL 8: TO APPROVE OR DISAPPROVE THE DELETION OF THE
         FUND'S FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING INVESTING
            FOR THE PURPOSE OF CONTROL OR MANAGEMENT OF ANY COMPANY

SUMMARY OF PROPOSAL

         The Board of Directors has proposed that the Fund's fundamental investment restriction prohibiting the Fund from investing for the purpose of control or management of any company be deleted. Currently, one of the Fund's fundamental investment restrictions provides that the Fund may not:

         Make any investments for the purpose of exercising control or management of any company.

REASONS FOR PROPOSAL

         The proposed deletion would allow the Fund to participate on an investee company's board or advise it on operations or management. This type of assistance, which might enhance the value of the Fund's investment in a company, could be deemed to be precluded by the current restriction. The proposed deletion would give the Fund greater investment flexibility in appropriate circumstances.

REQUIRED VOTE

         Approval of this Proposal requires a Majority Fund Vote and a separate Majority MMP Vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 8.

                             ADDITIONAL INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2000 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the Annual Meeting no later than November 9, 1999.

TRANSFER AGENT AND INVESTMENT ADMINISTRATOR

         Investor Services Group acts as the transfer agent and administrator to the Fund and is located at 101 Federal Street, Boston, Massachusetts 02110.

APPRAISAL RIGHTS

         Under Maryland law, there are no rights of appraisal or any similar rights of dissenters with respect to any matter to be acted upon at the Special Meeting.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Fund's Directors and officers, certain persons affiliated with F&C and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         The Fund does not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT (this "AGREEMENT") is made as of the 27th day of August, 1999, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "ADVISER"), and PREFERRED INCOME MANAGEMENT FUND INCORPORATED, a Maryland corporation (the "FUND").

                   1. INVESTMENT DESCRIPTION; APPOINTMENT. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

                   2. SERVICES AS INVESTMENT ADVISER. Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 ACT") and the Investment Advisers Act of 1940, as the same may be from time to time amended,
(b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s).

                  Subject to the approval of the Board of Directors of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "SUB-ADVISED PORTION") and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) (e), (f) and (g) above and Paragraph 4 below with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services under terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act. In providing these services, the Adviser will provide investment research and supervision of the Fund's evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

                   3. BROKERAGE. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

                   4. INFORMATION PROVIDED TO THE FUND. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

                   5. STANDARD OF CARE. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("DISABLING CONDUCT"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

                   6. COMPENSATION. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee, such amount to be paid monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the "EFFECTIVE DATE" (as defined below), the Adviser will be paid by the Fund according to the Fee Schedule attached hereto as "EXHIBIT A". The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

                   7. EXPENSES. The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to Paragraph 2 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

                   8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

                   9. TERM OF AGREEMENT. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities (the "EFFECTIVE DATE") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

                  10. NO ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

                  11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

                  13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



THE ADVISER:                                FUND:

BOULDER INVESTMENT ADVISERS,                PREFERRED INCOME MANAGEMENT
L.L.C.                                      FUND INCORPORATED
a Colorado limited liability company        a Maryland corporation



By: ______________________________          By: _______________________________
         Carl D. Johns                                Stephen C. Miller
         Its: Assistant Manager                       Its: President

                                    Exhibit A

                                  Fee Schedule

                  Adviser shall be paid after the end of each calendar month, a fee for the previous month computed at the annual rate of 1.00% of the value of the Fund's average monthly net assets; provided, that Adviser agrees to waive
0.40 of 1.00% on the Fund's average monthly net assets not included in the Stock Portfolio (as defined below) until such time as 50% or more of the Fund's net assets are invested in the Stock Portfolio. The Stock Portfolio consists of all securities other than the preferred stocks (including so-called "hybrid" or taxable preferreds, including those such as capital securities that have certain characteristics of debt securities), related hedging instruments and cash and cash equivalents held for investment in preferreds or related hedging instruments under the management of Spectrum Asset Management, Inc. or its successor (the "Preferred Stock Manager"). For the avoidance of doubt, it is recognized that cash and cash equivalents held by the Preferred Stock Manager for investment in preferreds or related hedging instruments will not be deemed part of the Stock Portfolio, and that cash and cash equivalents that result from liquidation of securities by the Preferred Stock Manager at the request of Adviser for investment by the Adviser shall be a part of the Stock Portfolio. (For purposes of calculating Adviser's fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate liquidation preference of the Fund's outstanding preferred stock and the amount of any senior securities representing indebtedness) and dividends.)

                                                                       EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT

                  THIS INVESTMENT SUB-ADVISORY AGREEMENT (this "AGREEMENT") is made as of the 27th day of August, 1999, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "ADVISER"); and STEWART INVESTMENT ADVISERS, LTD., a Barbados international business corporation (the "SUB-ADVISER"); and PREFERRED INCOME MANAGEMENT FUND INCORPORATED, a Maryland corporation (the "FUND").

         0.1. 1. INVESTMENT DESCRIPTION; APPOINTMENT. The Adviser has been authorized by the Board of Directors of the Fund to engage Sub-Adviser to assist in the management of the Fund's assets. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as investment sub-adviser with respect to the portion of the Fund's assets allocated to it for management by the Adviser from time to time (the "PORTFOLIO"). The Sub-Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

                   2. SERVICES AS SUB-ADVISER. Subject to the supervision and direction of the Adviser, the Sub-Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 ACT") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Portfolio on a discretionary basis in accordance with the objectives set forth in "EXHIBIT A" hereto and such instructions as provided to the Sub-Adviser by the Adviser from time to time, (c) make investment decisions and exercise voting rights in respect of securities in the Portfolio, (d) place purchase and sale orders on behalf of the Portfolio, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents) and (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take. In providing these services, the Sub-Adviser will provide investment research and supervision of the Portfolio's evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Sub-Adviser will furnish the Adviser with whatever statistical information the Adviser may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.

                   3. BROKERAGE. In executing transactions for the Portfolio and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or any affiliate exercises investment discretion.

                   4. INFORMATION PROVIDED TO THE ADVISER AND THE FUND. The Sub-Adviser will use its best efforts to keep the Adviser and the Fund informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

                   5. STANDARD OF CARE. Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties of from reckless disregard by it of its obligations and duties under this Agreement ("DISABLING CONDUCT"). The Sub-Adviser will look to the Fund for indemnification with respect to, and the Fund will indemnify Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by Sub-Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by
(a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors of the Fund, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification.

                   6. COMPENSATION. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee, such amount to be paid monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the "EFFECTIVE DATE" (as defined below), the Sub-Adviser will be paid by the Adviser an annual fee according to the Fee Schedule attached hereto as "EXHIBIT B". The fee payable to Sub-Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

                   7. EXPENSES. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including investment advisory fees, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of any custodian, any sub-custodians and transfer and dividend-paying agents, insurance premiums, outside auditing and legal expenses, costs of maintenance of the Fund's existence, membership fees in trade associations, stock exchange listing fees and expenses, litigation and other extraordinary or non-recurring expenses.

                   8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Adviser and the Fund understand that the Sub-Adviser now acts, or may act, in the future as investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Adviser and the Fund have no objection to the Sub-Adviser so acting. The Adviser and the Fund understand that the persons employed by Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

                   9. TERM OF AGREEMENT. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities (the "EFFECTIVE DATE") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by either any party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

                  10. NO ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

                  11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

                  13. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Sub-Adviser irrevocably submits to the jurisdiction of any Colorado State or United States Federal court sitting in Colorado, over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

                  As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the State of Colorado upon whom process may be served in any legal action or proceeding in a Colorado State or United States Federal court sitting in the State of Colorado over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser hereby appoints the Secretary of the Fund as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1680 38th Street, Suite 800, Boulder Colorado 80301 (or at such other address in the State of Colorado, as said agent may designate by written notice to the Fund and the Adviser). The Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred to in preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the office of the Sub-Adviser at Bellerive House, Queen Street, St. Peter, Barbados or to any other address of which the Sub-Adviser shall have given written notice to the Fund and the Adviser. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.

                  Nothing in this Section shall affect the right of the Fund or the Adviser to serve process in any manner permitted by law or limit the right of the Fund or the Adviser to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

                  14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



THE ADVISER:                                THE SUB-ADVISER:

BOULDER INVESTMENT ADVISERS, L.L.C.         STEWART INVESTMENT ADVISERS, LTD.
a Colorado limited liability                a Barbados international business
company                                     corporation



By: ______________________________          By: _______________________________
         Carl D. Johns                               Glade Christensen
         Its: Assistant Manager                      Its: President


THE FUND:

PREFERRED INCOME MANAGEMENT
FUND INCORPORATED
a Maryland corporation



By: _______________________________
         Stephen C. Miller
         Its: President

                                    EXHIBIT A



         The Portfolio shall consist of common stock and cash and cash equivalents held for investment in common stocks or for temporary defensive purposes and, if delegated to the Portfolio by BIA and approved by the Fund's Board of Directors, fixed income or other securities.

                                    EXHIBIT B

                                  Fee Schedule

         Sub-Adviser shall be paid by Boulder Investment Advisers, L.L.C. ("BIA") after the end of each calendar month, a fee for the previous month equal to 80% of the fees retained by BIA from the payments received by BIA pursuant to the Investment Advisory Agreement between the Fund and BIA after BIA has made required payments to any other sub-adviser or sub-advisers.

                                                                       EXHIBIT C

                        INVESTMENT SUB-ADVISORY AGREEMENT

                  THIS INVESTMENT SUB-ADVISORY AGREEMENT (this "AGREEMENT") is made as of the 27th day of August, 1999, by and among BOULDER INVESTMENT ADVISERS, L.L.C., a Colorado limited liability company (the "ADVISER"); and SPECTRUM ASSET MANAGEMENT, INC., a Connecticut corporation (the "SUB-ADVISER"); and PREFERRED INCOME MANAGEMENT FUND INCORPORATED, a Maryland corporation (the "FUND").

         0.2. 1. INVESTMENT DESCRIPTION; APPOINTMENT. The Adviser has been authorized by the Board of Directors of the Fund to engage Sub-Adviser to assist in the management of the Fund's assets. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as investment sub-adviser with respect to the portion of the Fund's assets allocated to it for management by the Adviser from time to time (the "PORTFOLIO"). The Sub-Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

                   2. SERVICES AS SUB-ADVISER. Subject to the supervision and direction of the Adviser, the Sub-Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 ACT") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Portfolio on a discretionary basis in accordance with the objectives set forth in "EXHIBIT A" hereto and such instructions as provided to the Sub-Adviser by the Adviser from time to time, (c) make investment decisions and exercise voting rights in respect of securities in the Portfolio, (d) place purchase and sale orders on behalf of the Portfolio and (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund. In providing these services, the Sub-Adviser will provide investment research and supervision of the Portfolio's evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Sub-Adviser will furnish the Adviser with whatever statistical information the Adviser may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.

                   3. BROKERAGE. In executing transactions for the Portfolio and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or any affiliate exercises investment discretion.

                   4. INFORMATION PROVIDED TO THE ADVISER AND THE FUND. The Sub-Adviser will use its best efforts to keep the Adviser and the Fund informed of developments materially affecting the Portfolio, and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

                   5. STANDARD OF CARE. Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties of from reckless disregard by it of its obligations and duties under this Agreement ("DISABLING CONDUCT"). The Sub-Adviser will look to the Fund for indemnification with respect to, and the Fund will indemnify Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by Sub-Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by
(a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors of the Fund, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification.

                   6. COMPENSATION. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee, such amount to be paid monthly, in the amount agreed to among the parties from time to time. For the one-year period commencing upon the "EFFECTIVE DATE" (as defined below), the Sub-Adviser will be paid by the Adviser an annual fee according to the Fee Schedule attached hereto as "EXHIBIT B". The fee payable to Sub-Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

                   7. EXPENSES. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including investment advisory fees, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Adviser; Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of any custodian, any sub-custodians and transfer and dividend-paying agents, insurance premiums, outside auditing and legal expenses, costs of maintenance of the Fund's existence, membership fees in trade associations, stock exchange listing fees and expenses, litigation and other extraordinary or non-recurring expenses.

                   8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Adviser and the Fund understand that the Sub-Adviser now acts, or may act, in the future as investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Adviser and the Fund have no objection to the Sub-Adviser so acting. The Adviser and the Fund understand that the persons employed by Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

                   9. TERM OF AGREEMENT. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities (the "EFFECTIVE DATE") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by either any party hereto on sixty (60) days' written notice to the other party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

                  10. NO ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

                  11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

                  13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.





THE ADVISER:                                 THE SUB-ADVISER:

BOULDER INVESTMENT ADVISERS, L.L.C.          SPECTRUM ASSET MANAGEMENT, INC.
a Colorado limited liability company         a Connecticut corporation

By: ______________________________           By: _______________________________

         Carl D. Johns                                Mark A. Lieb
         Its: Assistant Manager                       Its: President


THE FUND:

PREFERRED INCOME MANAGEMENT
FUND INCORPORATED
a Maryland corporation

By: _______________________________
         Stephen C. Miller
         Its: President

                                                                       EXHIBIT A

         The Portfolio shall consist of (i) preferred stock (including so-called "hybrid" or taxable preferreds, including those such as capital securities that have certain characteristics of debt securities), (ii) interest rate futures contracts or options thereon, (iii) cash and cash equivalents held for investment in (i) and (ii) or for temporary defensive purposes and (iv) if delegated to the Portfolio by BIA and approved by the Fund's Board of Directors, other types of fixed income securities or other securities.

                                                                       EXHIBIT B

                                  Fee Schedule

         Sub-Adviser shall be paid after the end of each calendar month, a fee for the previous month computed at the annual rate of 0.45 of 1.00% of the value of the Fund's average monthly net assets which comprise the Portfolio (as defined below) up to $50 million and (b) 0.40 of 1.00% of the value of the average monthly net assets of the Portfolio, in excess of $50 million. For the purpose of this Agreement, the term Portfolio shall mean assets invested in preferred stocks (including so-called "hybrid" or taxable preferreds, including those such as capital securities that have certain characteristics of debt securities), related hedging instruments and cash and cash equivalents held for investment in preferreds or related hedging instruments. For the avoidance of doubt, it is recognized that cash and cash equivalents held by the Sub-Adviser for investment in preferreds or related hedging instruments will be deemed part of the Portfolio, and that cash and cash equivalents that result from liquidation of securities by the Sub-Adviser at the request of Adviser for investment by the Adviser shall not be a part of the Portfolio. (For purposes of calculating Sub-Adviser's fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate liquidation preference of the Fund's outstanding preferred stock and the amount of senior securities representing any indebtedness) and dividends.)

                                     PROXY

                 PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Management Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Stephen
C. Miller, Carl D. Johns and Teresa M.R. Hamlin, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Radisson Hotel, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 at 9:00 a.m. M.D.T. on August 27, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                             SIDE
---------------                                                  ---------------

[ X ] PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

                                                          FOR   AGAINST  ABSTAIN
  1. To approve or disapprove a proposed investment
     advisory agreement between the Fund and Boulder     [   ]   [   ]    [   ]
     Investment Advisers, L.L.C. ("BIA").

  2. To approve or disapprove a proposed                  FOR   AGAINST  ABSTAIN
     sub-investment advisory agreement among BIA,
     the Fund and Stewart Investment Advisors, Ltd.      [   ]   [   ]    [   ]

  3. To approve or disapprove a proposed                  FOR   AGAINST  ABSTAIN
     sub-investment advisory agreement among BIA,
     the Fund and Spectrum Asset Management, Inc.        [   ]   [   ]    [   ]

  4. To approve or disapprove a change of the             FOR   AGAINST  ABSTAIN
     Fund's investment objective to total return,
     including a related amendment to the Articles of    [   ]   [   ]    [   ]
     Incorporation of the Fund to change its name to Boulder Total Return Fund, Inc.

  5. To approve or disapprove an amendment to the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     regarding borrowing.                                [   ]   [   ]    [   ]

  6. To approve or disapprove an amendment to the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     regarding the issuance of senior securities.        [   ]   [   ]    [   ]

  7. To approve or disapprove an amendment to the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     regarding industry concentration.                   [   ]   [   ]    [   ]

  8. To approve or disapprove the deletion of the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     prohibiting investing for the purpose of control    [   ]   [   ]    [   ]
     or management of any company.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED ABOVE.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW   [   ]

Signature:___________________ Date:________  Signature:___________________ Date:________

                                     PROXY

                 PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Management Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns and Teresa M.R. Hamlin, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Radisson Hotel, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 at 9:00 a.m. M.D.T., on August 27, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                             SIDE
---------------                                                  ---------------

[ X ] PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

                                                          FOR   AGAINST  ABSTAIN
  1. To approve or disapprove a proposed investment
     advisory agreement between the Fund and Boulder     [   ]   [   ]    [   ]
     Investment Advisers, L.L.C. ("BIA").

  2. To approve or disapprove a proposed                  FOR   AGAINST  ABSTAIN
     sub-investment advisory agreement among BIA,
     the Fund and Stewart Investment Advisors, Ltd.      [   ]   [   ]    [   ]

  3. To approve or disapprove a proposed                  FOR   AGAINST  ABSTAIN
     sub-investment advisory agreement among BIA,
     the Fund and Spectrum Asset Management, Inc.        [   ]   [   ]    [   ]

  4. To approve or disapprove a change of the             FOR   AGAINST  ABSTAIN
     Fund's investment objective to total return,
     including a related amendment to the Articles of    [   ]   [   ]    [   ]
     Incorporation of the Fund to change its name to Boulder Total Return Fund, Inc.

  5. To approve or disapprove an amendment to the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     regarding borrowing.                                [   ]   [   ]    [   ]

  6. To approve or disapprove an amendment to the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     regarding the issuance of senior securities.        [   ]   [   ]    [   ]

  7. To approve or disapprove an amendment to the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     regarding industry concentration.                   [   ]   [   ]    [   ]

  8. To approve or disapprove the deletion of the         FOR   AGAINST  ABSTAIN
     Fund's fundamental investment restriction
     prohibiting investing for the purpose of control    [   ]   [   ]    [   ]
     or management of any company.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED ABOVE.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW   [   ]

Signature:___________________ Date:________  Signature:___________________ Date:________